UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2011 (November 3, 2011)
Date of Report (Date of earliest event reported)

Reach Messaging Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-150424	26-1110179
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer Identification No.)

44081 Pipeline Plaza, Suite 310Ashburn, Virginia 20148
(Address of principal executive offices) (Zip Code)

(888) 631-8555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

         Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 3, 2011 the Company received the resignation of Jacquelin S. Young as a member of the board of directors.

On November 3, 2011 the Company received the resignation of Robert Shelton as a member of the board of directors.

On November 4, 2011 the Company received the resignation of Shane Gau as Chief Executive Officer and Chairman of the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 15, 2011	Reach Messaging Holdings, Inc.

	By:	/s/ Shane Gau
Shane Gau
Chief Executive Officer